UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2014

ROWAN COMPANIES plc

(Exact name of registrant as specified in its charter)

England and Wales	1-5491	98-1023315
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file Number)	Identification No.)

2800 POST OAK BOULEVARD
SUITE 5450
HOUSTON, TEXAS	77056-6189
(Address of principal executive offices)	(zip code)

(713) 621-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02 - Results of Operations and Financial Condition

The following information is disclosed pursuant to Item 2.02 - Results of Operations and Financial Condition:

On February 27, 2014, Rowan Companies plc issued a press release announcing its operating results for the three and twelve months ended December 31, 2013. The press release is attached as Exhibit 99.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Description

99	Press release of Rowan Companies plc dated February 27, 2014 announcing its operating results for the three and twelve months ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROWAN COMPANIES plc

By: /s/ KEVIN BARTOL

Kevin Bartol,

Executive Vice President, Chief Financial Officer

Dated: February 27, 2014

INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description

99	Press release of Rowan Companies plc dated February 27, 2014 announcing its operating results for the three and twelve months ended December 31, 2013.